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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K

                             ----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




            JULY 30, 2002                                  333-81778
 --------------------------------                   -----------------------
           Date of Report                           (Commission File Number)
 (Date of earliest event reported)

                          WHEELING ISLAND GAMING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                                        16-1333214
 -------------------------------                        ---------------------
 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                        Identification Number)



               1 SOUTH STONE STREET, WHEELING, WEST VIRGINIA 26003
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (304) 232-5050
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     On July 26, 2002, Wheeling Island Gaming, Inc. issued the press release, filed as an Exhibit to this Current Report on Form 8-K, with respect to the construction management agreement that it has entered into with Louis P. Ciminelli Construction Company, Inc. for the completion of the planned expansion at Wheeling Island Gaming's facility.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) EXHIBITS:

         99.  Press Release, dated July 26, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WHEELING ISLAND GAMING, INC.

                               By:   /s/ MICHAEL D. CORBIN
                                     -------------------------------
                                     Name:    Michael D. Corbin
                                     Title:   Vice President-Finance

Date: July 26, 2002



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                                  EXHIBIT INDEX

DOC. NO.  DOCUMENT DESCRIPTION

99.1      Press Release, dated July 26, 2002.